Prepayments and Other Current Assets - Changes in Allowance for Doubtful Accounts Included in Prepayments Other Current Assets and Advances (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Balance	$ (13,258)	$ (16,174)	$ (15,734)
(Allowance for) recovery of allowance for doubtful accounts	(5,543)	3,561	(1,366)
Translation difference	(636)	(645)	926
Balance	$ (19,437)	$ (13,258)	$ (16,174)